
Illinova
Condensed Consolidated Statements of Income
                                                Three Months Ended        Six Months Ended                  Twelve Months Ended
                                                      June 30,                 June 30,                          June 30,
                                             ------------------------ -----------------------------   ------------------------------

                                                            % Change                       % Change                         % Change
                                                              Fav/                           Fav/                              Fav/
                                             1998    1997    (Unfav)   1998        1997     (Unfav)     1998       1997      (Unfav)
                                                  (Millions)               (Millions)                       (Millions)

Operating Revenues
     Electric                              $ 304.5  $301.7      1%    $581.1      $583.9        - %   $1,241.6   $1,225.5         1%
     Electric interchange                    112.7    53.5    111      209.0        80.1       161       304.5      152.2       100
     Gas                                      49.8    60.1    (17)     166.4       224.1       (26)      296.2      386.7       (23)
     Diversified enterprises                  80.3   127.6    (37)     166.2       225.2       (26)      676.6      268.7       152
                                           -------  ------           -------     -------               -------    -------
        Total                                547.3   542.9     1     1,122.7     1,113.3         1     2,518.9    2,033.1        24
                                           -------  ------           -------     -------               -------    -------

Operating Expenses
     Fuel for electric plants                 53.9    52.2     (3)     109.6        97.5       (12)      244.5      219.5       (11)
     Power purchased                         229.4    45.6     -       326.5        81.4        -        463.0      123.5         -
     Gas purchased for resale                 22.4    22.8      2       88.4       122.5        28       173.6      219.3        21
     Diversified enterprises                  85.0   150.8     44      179.7       259.2        31       712.8      315.9      (126)
     Other operating and maintenance         122.9    94.1    (31)     231.7       173.2       (34)      460.7      359.0       (28)
     Depreciation and amortization            50.5    49.3     (2)     101.2        98.3        (3)      201.7      191.9        (5)
     General taxes                            34.3    33.0     (4)      73.0        71.7        (2)      135.1      133.6        (1)
                                           -------  ------            -------    -------                -------   -------
        Total                                598.4   447.8    (34)    1,110.1      903.8       (23)     2,391.4   1,562.7       (53)
                                           -------  ------            -------    -------                -------   -------

Operating Income (Loss)                     (51.1)    95.1   (154)      12.6       209.5       (94)       127.5     470.4       (73)
                                           -------  ------            -------    -------                -------   -------

Other Income and Deductions
     Miscellaneous - net                       2.8     1.4    100        1.3         2.2       (41)        2.6        4.5       (42)
     Equity earnings in affiliates             3.4     2.4     42        8.9         6.4        39        20.0        7.7       160
                                           -------  ------           -------     -------               -------    -------
        Total                                  6.2     3.8     63       10.2         8.6        19        22.6       12.2        85
                                           -------  ------           -------     -------               -------    -------

Income (Loss) Before Interest Charges
     and Income Taxes                        (44.9)   98.9   (145)      22.8       218.1       (90)      150.1      482.6       (69)
                                           -------  ------           -------     -------               -------    -------

Interest Charges
     Interest expense                         35.9    36.0     -        72.5        74.2         2       142.5      145.3         2
     Allowance for borrowed funds
        used during construction              (1.2)   (1.3)    (8)      (2.3)       (2.7)      (15)       (4.6)      (5.6)      (18)
     Preferred dividend requirements
        of subsidiary                          5.0     5.4      7        9.9        10.9         9        20.5       21.9         6
                                           -------  ------           -------     -------               -------    -------
        Total                                 39.7    40.1      1       80.1        82.4         3       158.4      161.6         2
                                           -------  ------           -------     -------               -------    -------

Income (Loss) Before Income Taxes            (84.6)   58.8   (244)     (57.3)      135.7      (142)       (8.3)     321.0      (103)
                                           -------  ------           -------     -------               -------    -------

Income Taxes                                 (37.6)   27.4    237      (33.3)       60.3       155       (13.3)     134.6       110
                                           -------  ------           -------    --------               -------    -------

Net Income(Loss) Before Extraordinary Item   (47.0)   31.4   (250)     (24.0)       75.4      (132)        5.0      186.4       (97)
Extraordinary Item Net of Income Tax
     Benefit of $118.0 Million                   -       -     -          -           -         -       (195.0)       -           -
                                           -------  ------           -------     -------               -------    -------

Net Income (Loss)                            (47.0)   31.4     -       (24.0)       75.4        -       (190.0)     186.4         -
     Carrying amount over (under)
        consideration paid for redeemed
        preferred stock of subsidiary           -      -       -          -           -         -          0.2       (0.2)        -
                                           -------  ------           -------     -------               -------    -------

Net Income (Loss) Applicable
     to Common Stock                       $ (47.0) $ 31.4     -       (24.0)    $  75.4        -      $(189.8)   $ 186.2         -

                                           =======  ======           =======     =======               =======    =======

Weighted average common shares                71.7    75.6              71.7        75.7                  72.0       75.7

Earnings (loss) per common share before
     extraordinary item (basic and diluted) ($0.66)  $0.42            ($0.34)      $1.00                 $0.07      $2.46
Extraordinary item per common
     share (basic and diluted)                 -        -                 -           -                 ($2.71)        -
Earnings (loss) per common
     share (basic and diluted)              ($0.66)  $0.42            ($0.34)      $1.00                ($2.64)     $2.46
Cash dividends declared
     per common share                        $0.31   $0.31             $0.62       $0.62                 $1.24      $1.21
Cash dividends paid
     per common share                        $0.31   $0.31             $0.62       $0.62                 $1.24      $1.18



These unaudited statements are submitted as a matter of general information and are not intended to induce, or to be used in connection with, any sale or purchase of securities. These statements should be read in conjunction with Illinova's and Illinois Power Company's 1998 Quarterly Reports on Form 10-Q and Form 8-K filings to the Securities and Exchange Commission, Illinova's 1997 Annual Report to Shareholders (included in the Proxy Statement) and Illinova's and Illinois Power Company's 1997 Form 10-K filings to the Securities and Exchange Commission.